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                       WARBURG PINCUS EUROPEAN EQUITY FUND


     Supplement to the Prospectuses and Statement of Additional Information



The following supersedes certain information contained in the Prospectuses and Statement of Additional Information of the fund listed above in the relevant sections entitled "The Fund in Detail", "Meet the Managers" and "Management of the Fund":

Effective January 1, 1999, BEA Associates, the fund's investment adviser and a subsidiary of Credit Suisse Group, has changed its name to Credit Suisse Asset Management. The purpose of this name change is to better identify the adviser as a member of the Credit Suisse Asset Management business unit, which is the global asset management division of Credit Suisse Group, and will not affect the adviser's organizational structure or management.

Credit Suisse Asset Management Managing Director William P. Sterling has been appointed Portfolio Manager of the fund effective January 11, 1999. Mr. Sterling is also a manager of the Warburg Pincus Emerging Markets II Fund, the Warburg Pincus International Growth Fund and the Warburg Pincus Global Telecommunications Fund. Mr. Sterling joined the adviser in 1995, prior to which time he was the head of International Economics at Merrill Lynch & Company. Emily F. Baker will continue to serve as Assistant Portfolio Manager of the fund. Susan E. Boland, the current Portfolio Manager of the fund, will be leaving the adviser and resigning as Portfolio Manager of the fund effective January 15, 1999.



Dated: January 11, 1999                                         16-0199
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